UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2016

MAJESCO ENTERTAINMENT COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-51128	06-1529524
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

404I-T Hadley Road
S. Plainfield, New Jersey 07080
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (732) 225-8910

Please send copies of all communications to:

Harvey J. Kesner, Esq.
Sichenzia Ross Ference Kesner LLP
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01
Entry into a Material Definitive Agreement.

Financing

On December 16, 2016, Majesco Entertainment Company, a Delaware corporation (the “Company”) sold an aggregate of 759,333 shares of its common stock (the “Shares”) to certain accredited investors (the “Investors”) pursuant to separate subscription agreements (the “Subscription Agreements”) at a price of $3.00 per share for gross proceeds to the Company of $2,278,001.

The Shares were offered and sold solely to “accredited investors” in reliance on the exemption from registration afforded by Rule 506 of Regulation D and Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  On the closing date, the Company entered into separate registration rights agreements (the “Registration Rights Agreements”) with each of the Investors, pursuant to which the Company agreed to undertake to file a registration statement to register the resale of the Shares within forty-five (45) days following the closing date, to cause such registration statement to be declared effective by the Securities and Exchange Commission within one hundred and twenty (120) days of the closing date and to maintain the effectiveness of the registration statement until all of such shares of common stock have been sold or are otherwise able to be sold pursuant to Rule 144 under the Securities Act, without any restrictions.  In the event the Company fails to file, or obtain effectiveness of, such registration statement with the specified period of time, the Company will be obligated to pay liquidated damages equal to the product of 1% multiplied by the aggregate subscription amount paid by such Investor for every thirty (30) days during which such filing is not made and/or effectiveness obtained, such fee being subject to certain exceptions, up to a maximum of 12%.

The foregoing descriptions of the Subscription Agreements and the Registration Rights Agreements are not complete and are qualified in their entireties by reference to the full text of the form of Subscription Agreement and the form of Registration Rights Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Report and are incorporated by reference herein.

Amendment to Agreement and Plan of Reorganization

On December 16, 2016, the Company, Majesco Acquisition Corp., a Nevada corporation and wholly owned subsidiary of the Company (“Acquisition Sub”), Polarityte, Inc., a Nevada corporation (“Polarityte”) and Dr. Denver Lough, the holder of all of the outstanding capital of Polarityte, entered into an amendment (the “Amendment”) to that certain Agreement and Plan of Reorganization dated as of December 1, 2016 (the “Merger Agreement” and the transactions contemplated thereby, the “Merger”).

The parties agreed to execute the Amendment in order to, among other things, (i) remove as a closing condition to the Merger, the resignation of certain existing directors of the Company and the appointment of certain new directors to the Board of Directors of the Company and (ii) to include a covenant of the Company to hold its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) within One Hundred and Twenty (120) days of the filing of it’s Annual Report on Form 10-K for the year ended October 31, 2016 with the Securities and Exchange Commission. The Amendment also allows Dr. Denver Lough and Dr. Edward Swanson, the Company’s Chief Executive Officer and Chief Operating Officer, respectively, to recommend to the Company’s Nominating and Governance Committee, candidates for election as directors at the Annual Meeting, but does not obligate the Nominating and Corporate Governance Committee to nominate such candidates.

Item 3.02
Unregistered Sales of Equity Securities.

On December 16, 2016, the Company issued the Shares in consideration for aggregate gross proceeds of $2,278,001. The details of this transaction are described in Item 1.01, which is incorporated by reference in its entirety into this Item 3.02.

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2016, the Board of Directors appointed Dr. Michael Neumeister as Chief Medical Officer (an executive officer) of the Company. There are no family relationships between Dr. Neumeister and any of our other officers and directors. Dr. Neumeister holds options to purchase 141,000 shares of the Company’s common stock at an exercise price of $3.12 per share. The options vest in twenty four (24) equal monthly installments, beginning on the one month anniversary of the grant date. The options were issued pursuant to the Company’s 2017 Equity Incentive Plan and the 2017 Equity Incentive Plan and the exercisability of Dr. Neumeister’s options are subject to the approval of the Company’s stockholders.

Set forth below is the biographical information of the newly appointed officers and directors, as required by Item 401 of Regulation S-K.

Dr. Michael Neumeister, 55, has been associated with the Southern Illinois University School of Medicine in various positions since 1997, to wit: Chairman of Department of Surgery (2012-present); Chairman of the Institute of Plastic Surgery (2006-present); Professor at the Institute of Plastic Surgery (2005-present); Elvin G. Zook Endowed Chair of the Institute of Plastic Surgery (2008-present); Director-Hand/Micro Surgery Fellowship Program at Institute of Plastic Surgery (2007-present); Chief, Microsurgery and Research at Institute of Plastic Surgery (1999-present); Director-Plastic Surgery Residency Program at Institute of Plastic Surgery (1998-2008); Associate Professor at Institute of Plastic Surgery (2000-2005); and Assistant Professor at Institute of Plastic Surgery (1997-2000). Dr. Neumeister began his residency at Dalhousie University in Halifax, Nova Scotia in general surgery and went on to complete his plastic surgery residency at the University of Manitoba. He continued his training as a microsurgery fellow at Harvard University's Brigham & Women's Hospital in Boston and completed a one year hand and microsurgery fellowship at Southern Illinois University School of Medicine. Dr. Neumeister is board certified in plastic surgery by the Royal College of Surgeons of Canada and the American Board of Plastic Surgery. He has also received his Certificate in (SOTH) Surgery of The Hand. Dr. Neumeister has received awards for presentations given regionally, nationally and internationally, has over 150 book chapters and articles, and has multiple research interests in tissue engineering and regenerative medicine. Dr. Neumeister is the Editor in Chief of the official AAHS journal HAND. He is the past President of the American Society of Reconstructive Microsurgery, American Association for Hand Surgery, The Plastic Surgery Foundation (The Research Body of The American Society of Plastic Surgeons), Plastic Surgery Research Council, and the Midwest Association of Plastic Surgeons. Dr. Neumeister received his Doctor of Medicine from the University of Toronto in 1988 and his Bachelor of Science (Physiology/Pharmacology) from the University of Western Ontario in 1984.

Item 9.01
Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Form of Subscription Agreement
10.2	Form of Registration Rights Agreement
10.3	Form of First Amendment to Agreement and Plan of Reorganization

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJESCO ENTERTAINMENT COMPANY

Dated: December 16, 2016	/s/ John Stetson
John Stetson
Chief Financial Officer